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                                                                EXHIBIT 10.10(a)

                     NUVEEN SELECT TAX-FREE INCOME PORTFOLIO

                   RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT

This Agreement made this 2nd day of June 2001 by and between Nuveen Select Tax-Free Income Portfolio, a Massachusetts business trust (the "Fund"), and Nuveen Institutional Advisory Corp., a Delaware corporation (the "Adviser");

WHEREAS, the parties hereto are the contracting parties under that certain Investment Management Agreement (the "Agreement") pursuant to which the Adviser furnishes investment management and other services to the Fund; and

WHEREAS, the Agreement terminates August 1, 2001 unless continued in the manner required by the Investment Company Act of 1940; and

WHEREAS, the Board of Directors, at a meeting called for the purpose of reviewing the Agreement, have approved the Agreement and its continuance until August 1, 2002 in the manner required by the Investment Company Act of 1940.

NOW THEREFORE, in consideration of the mutual covenants contained in the Agreement the parties hereto do hereby continue the Agreement in effect until August 1, 2002 and ratify and confirm the Agreement in all respects.

                                      NUVEEN SELECT TAX-FREE
                                      INCOME PORTFOLIO


                                      By:
                                         ---------------------------------------
                                                     Vice President

ATTEST:


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         Assistant Secretary

                                      NUVEEN INSTITUTIONAL
                                      ADVISORY CORP.


                                      By:
                                         ---------------------------------------
                                                       Vice President

ATTEST:


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        Assistant Secretary